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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2002

              Commission                Registrant, State of Incorporation,                       IRS Employer
             File Number                Address, and Telephone Number                          Identification No.
             -----------                -----------------------------                          ------------------
               1-11255                  AMERCO                                                     88-0106815
                                        (A Nevada Corporation)
                                        1325 Airmotive Way, Ste. 100
                                        Reno, Nevada  89502-3239
                                        Telephone (775) 688-6300

               2-38498                  U-Haul International, Inc.                                 86-0663060
                                        (A Nevada Corporation)
                                        2727 N. Central Avenue
                                        Phoenix, Arizona 85004
                                        Telephone (602) 263-6645


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         ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         AMERCO and U-Haul International, Inc. (together, the "Company") are filing this report on Form 8-K to report the appointment of a new independent public accountant.

         The following sets forth the information required by Item 304 (a) (2) of Regulation S-K:

         On August 8, 2002, the Company engaged BDO Seidman, LLP as the Company's principal accountant.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          AMERCO
                                         --------------------------------------
                                                        (Registrant)



Date:    August 12, 2002                  /s/  Gary V. Klinefelter
                                         --------------------------------------
                                               Gary V. Klinefelter, Secretary
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 U-Haul International, Inc.
                                         --------------------------------------
                                                      (Registrant)

Date:    August 12, 2002                 /s/ Gary V. Klinefelter
                                         --------------------------------------
                                             Gary V. Klinefelter, Secretary